Exhibit 99.1
REALNETWORKS ANNOUNCES THIRD QUARTER 2018 RESULTS

SEATTLE - November 7, 2018 -

•	Revenue of $17.6 million compared to $15.7 million in the prior quarter and $18.6 million in the prior year period

•	Significant progress with roll-out of our SAFR facial recognition platform through two new partnerships with systems integrators

•	Launched Scener, an innovative social platform that synchronizes premium streaming shows with commentary videos

RealNetworks, Inc. (Nasdaq: RNWK), a leader in digital media software and services, today announced results for the third quarter ended September 30, 2018.

Management Commentary
"We are encouraged by our performance in the third quarter, which marked a return to sequential revenue growth,” said Rob Glaser, Chairman and Chief Executive Officer of RealNetworks. “We are very excited by the market’s initial reaction to our SAFR facial recognition platform, which we announced on July 17th. We have already signed partnerships with two major systems integrators: Net One Partners in Japan and Seventh in Brazil, with more on the way. We also launched Scener in the third quarter. Scener is a new product and business that was incubated inside of RealNetworks to redefine the over-the-top video experience by integrating synchronized commentary directly with OTT video."

Third Quarter 2018 Financial Highlights from Continuing Operations

•	Revenue was $17.6 million compared to $15.7 million in the prior quarter and $18.6 million in the prior year period.

•	Gross margin from continuing operations was 76%, up from 71% in the prior quarter and 71% in the prior year period.

•	Operating expenses increased $0.3 million, or 1.9%, from the prior quarter and increased $0.6 million, or 3.4%, from the prior year period.

•
Net loss was $(6.0) million, or $(0.16) per share, compared to net loss of $(6.9) million, or $(0.18) per share, in the prior quarter and a net loss of $(4.5) million, or $(0.12) per share, in the prior year period.

•
Adjusted EBITDA was a loss of $(3.4) million compared to a loss of $(5.7) million in the prior quarter and a loss of $(2.6) million in the prior year period. A reconciliation of GAAP net income (loss) to adjusted EBITDA, a non-GAAP measure, is provided in the financial tables that accompany this release.

•	At September 30, 2018, the Company had $39.1 million in unrestricted cash, cash equivalents and short-term investments, compared to $42.1 million at June 30, 2018.

Business Outlook

For the fourth quarter of 2018, RealNetworks expects to achieve the following results:

•	Total revenue is expected to be in the range of $17.5 million to $19.5 million.

•	Adjusted EBITDA loss is expected to be in the range of $(2.0) million to $(4.0) million.

New Revenue Recognition Accounting Standard

As of January 1, 2018, we adopted Accounting Standards Codification 606 (Topic 606), Revenue from Contracts with Customers, which affects the accounting for our revenue. We adopted Topic 606 using the modified retrospective transition method, under which the prior periods presented have not been recast to reflect adoption of the new standard.

For additional details on the impact of the standard, see our Annual Report on Form 10-K for the year ended December 31, 2017, and our 2018 Quarterly Reports on Form 10-Q.
Conference Call and Webcast Information
The company will host a conference call today to review results and discuss the company's performance shortly after 4:30 p.m. ET/1:30 p.m. PT. You may join the conference call by calling 1-877-451-6152 (United States) or 1-201-389-0879 (International). A telephonic replay of the call will also be available shortly after the completion of the call, until 11:59 pm ET on Wednesday, November 28, 2018, by dialing 1-844-512-2921 (United States) or 1-412-317-6671 (International) and entering the replay pin number: 13683626.
A live webcast will be available on RealNetworks’ Investor Relations site under Events at http://investor.realnetworks.com and will be archived online upon completion of the conference call.

For More Information

Investor Relations for RealNetworks
Laura Bainbridge, Addo IR
310-829-5400
IR@realnetworks.com
RNWK-F

About RealNetworks

RealNetworks creates innovative technology products and services that make it easy to connect with and enjoy digital media. RealNetworks invented the streaming media category and continues to connect consumers with their digital media both directly and through partners, aiming to support every network, device, media type and social network. Find RealNetworks’ corporate information at www.realnetworks.com.

RealNetworks® and the company’s respective logos are trademarks, registered trademarks, or service marks of RealNetworks, Inc. Other products and company names mentioned are the trademarks of their respective owners.

About Non-GAAP Financial Measures
To supplement RealNetworks' consolidated financial information presented in accordance with GAAP in this press release, the company also discloses certain non-GAAP financial measures, including adjusted EBITDA and contribution margin by reportable segment, which management believes provide investors with useful information.
In the financial tables of our earnings press release, RealNetworks has included reconciliations of GAAP net income (loss) from continuing operations to adjusted EBITDA and operating income (loss) by reportable segment to contribution margin by reportable segment.

The rationale for management's use of non-GAAP measures is included in the supplementary materials presented with the quarterly earnings materials. Please refer to Exhibit 99.2 (“Information Regarding Non-GAAP Financial Measures”) to the company's report on Form 8-K, which is being submitted today to the SEC.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements relating to RealNetworks' current expectations regarding future revenue and adjusted EBITDA, our future growth, profitability, and market position, our strategic focus and initiatives, agreements with partners, and the growth and future prospects relating to our Rhapsody d/b/a Napster affiliate. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. These statements reflect RealNetworks’ expectations as of today, and actual results may differ materially from the results predicted. Factors that could cause actual results to differ from the results predicted include: RealNetworks' ability to realize operating efficiencies, growth and other benefits from the implementation of its growth plan, strategic initiatives, and restructuring efforts; the emergence of new entrants and competition in the market for digital media products and services; other competitive risks, including the growth of competing technologies, products and services; the potential outcomes and effects of claims and legal proceedings on RealNetworks' business, prospects, financial condition or results of operations; risks associated with key customer or strategic relationships, business acquisitions and the introduction of new products and services; changes in consumer and advertising spending in response to disruptions in the global financial markets; fluctuations in foreign currencies; and changes in RealNetworks' effective tax rate. More information about potential risk factors that could affect RealNetworks' business and financial results is included in RealNetworks' annual report on Form 10-K for the most recent year ended December 31, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange Commission. The preparation of RealNetworks' financial statements and forward-looking financial guidance requires the company to make estimates and assumptions that affect the reported amount of assets and liabilities, and revenues and expenses during the reported period.  Actual results may differ materially from these estimates under different assumptions or conditions. The company assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarter Ended September 30,		Nine Months Ended September 30,

	2018	2017	2018	2017
	(in thousands, except per share data)

Net revenue	$17,579	$18,557	$52,953	$59,853
Cost of revenue	4,239	5,343	14,000	18,199
Gross profit	13,340	13,214	38,953	41,654

Operating expenses:
Research and development	8,052	7,152	23,398	22,085
Sales and marketing	4,998	4,883	15,878	17,534
General and administrative	4,586	5,081	15,526	15,638
Restructuring and other charges	632	557	1,320	2,271
Lease exit and related benefit	—	—	(454)	—

Total operating expenses	18,268	17,673	55,668	57,528

Operating loss	(4,928)	(4,459)	(16,715)	(15,874)

Other income (expenses):
Interest income, net	72	116	270	353
Equity in net loss of Napster	(737)	—	(737)	(1,097)
Other income (expense), net	(112)	(50)	(195)	(289)

Total other income (expense), net	(777)	66	(662)	(1,033)

Loss from continuing operations before income taxes	(5,705)	(4,393)	(17,377)	(16,907)
Income tax expense	272	139	708	954

Loss from continuing operations	(5,977)	(4,532)	(18,085)	(17,861)
Net income from discontinued operations, net of tax	—	198	—	717
Net loss	$(5,977)	$(4,334)	$(18,085)	$(17,144)

Net income (loss) per share - Basic:
Continuing operations	$(0.16)	$(0.12)	$(0.48)	$(0.48)
Discontinued operations	—	—	—	0.02
Net loss per share - Basic	$(0.16)	$(0.12)	$(0.48)	$(0.46)
Net income (loss) per share - Diluted:
Continuing operations	$(0.16)	$(0.12)	$(0.48)	$(0.48)
Discontinued operations	—	—	—	0.02
Net loss per share - Diluted	$(0.16)	$(0.12)	$(0.48)	$(0.46)

Shares used to compute basic net income (loss) per share	37,618	37,200	37,549	37,112
Shares used to compute diluted net income (loss) per share	37,618	37,200	37,549	37,112

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	September 30, 2018	December 31, 2017
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$37,964	$51,196
Short-term investments	1,172	8,779
Trade accounts receivable, net	13,090	12,689
Deferred costs, current portion	365	426
Prepaid expenses and other current assets	4,719	3,715
Current assets of discontinued operations	—	17,456
Total current assets	57,310	94,261

Equipment and software	40,016	46,417
Leasehold improvements	3,431	3,536
Total equipment, software, and leasehold improvements	43,447	49,953
Less accumulated depreciation and amortization	40,531	46,093
Net equipment, software, and leasehold improvements	2,916	3,860

Restricted cash equivalents	1,630	2,400
Other assets	5,723	5,588
Deferred costs, non-current portion	593	955
Deferred tax assets, net	1,019	1,047
Other intangible assets, net	120	325
Goodwill	17,060	13,060

Total assets	$86,371	$121,496

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$3,914	$3,785
Accrued and other current liabilities	11,916	12,365
Commitment to Napster	2,750	2,750
Deferred revenue, current portion	1,969	3,097
Current liabilities of discontinued operations	—	17,107
Total current liabilities	20,549	39,104

Deferred revenue, non-current portion	312	443
Deferred rent	953	982
Deferred tax liabilities, net	170	19
Other long-term liabilities	1,082	1,775

Total liabilities	23,066	42,323

Shareholders' equity	63,305	79,173

Total liabilities and shareholders' equity	$86,371	$121,496

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Nine Months Ended September 30,
	2018	2017
	(in thousands)

Cash flows from operating activities:
Net loss	$(18,085)	$(17,144)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,738	2,402
Stock-based compensation	2,113	3,045
Equity in net loss of Napster	737	1,097
Deferred income taxes, net	5	(55)
Fair value of warrants granted in 2015 and 2017, net of subsequent mark to market adjustments in 2018 and 2017	78	(367)
Net change in certain operating assets and liabilities	(2,214)	(6,521)
Net cash used in operating activities	(15,628)	(17,543)
Cash flows from investing activities:
Purchases of equipment, software, and leasehold improvements	(698)	(541)
Purchases of short-term investments	—	(13,905)
Proceeds from sales and maturities of short-term investments	7,607	43,754
Acquisition, net of cash acquired	(4,192)	—
Advance to Napster	—	(1,500)
Net cash provided by investing activities	2,717	27,808
Cash flows from financing activities:
Proceeds from issuance of common stock (stock options and stock purchase plan)	114	130
Tax payments from shares withheld upon vesting of restricted stock	(243)	(338)
Net cash used in financing activities	(129)	(208)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(962)	1,519
Net increase (decrease) in cash, cash equivalents and restricted cash	(14,002)	11,576
Cash, cash equivalents and restricted cash, beginning of period	53,596	36,421
Cash, cash equivalents and restricted cash, end of period	$39,594	$47,997

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

	2018			2017
	Q3	Q2	Q1	Q4	Q3	Q2	Q1
	(in thousands)
Net Revenue by Line of Business
Consumer Media (A)	$4,733	$3,884	$5,483	$5,752	$4,197	$6,951	$5,669
Mobile Services (B)	7,348	6,719	8,704	7,155	7,678	7,720	8,199
Games (C)	5,498	5,121	5,463	5,958	6,682	6,934	5,823
Total net revenue	$17,579	$15,724	$19,650	$18,865	$18,557	$21,605	$19,691

Net Revenue by Product
Consumer Media
- Software License (D)	$2,746	$1,808	$3,337	$3,595	$2,012	$4,741	$3,295
- Subscription Services (E)	1,232	1,225	1,285	1,362	1,434	1,531	1,564
- Product Sales (F)	281	299	340	350	322	261	377
- Advertising & Other (G)	474	552	521	445	429	418	433

Mobile Services
- Software License (H)	520	469	1,335	388	688	642	619
- Subscription Services (I)	6,828	6,250	7,369	6,767	6,990	7,078	7,580

Games
- Subscription Services (J)	2,745	2,689	2,693	2,707	2,708	2,781	2,828
- Product Sales (K)	2,279	1,953	2,402	3,086	3,851	4,007	2,862
- Advertising & Other (L)	474	479	368	165	123	146	133

Total net revenue	$17,579	$15,724	$19,650	$18,865	$18,557	$21,605	$19,691

Net Revenue by Geography
United States	$9,026	$7,646	$11,434	$10,120	$10,084	$10,889	$9,740
Rest of world	8,553	8,078	8,216	8,745	8,473	10,716	9,951
Total net revenue	$17,579	$15,724	$19,650	$18,865	$18,557	$21,605	$19,691

Net Revenue by Line of Business
(A) The Consumer Media division primarily includes revenue from the licensing of our portfolio of video codec technologies. Also included is RealPlayer and related products, such as the distribution of third-party software products, advertising on RealPlayer websites, sales of RealPlayer Plus software to consumers, and consumer subscriptions such as RealPlayer Plus and SuperPass.

(B) The Mobile Services division primarily includes revenue from SaaS services and sales of professional services provided to mobile carriers.
(C) The Games division primarily includes revenue from sales of mobile and PC games, online games subscription services, and advertising on games sites and social network sites.
Net Revenue by Product
(D) Software licensing revenue within Consumer Media includes revenues from licenses of our video codec technologies.
(E) Subscriptions revenue within Consumer Media includes revenue from subscriptions such as our RealPlayer Plus and SuperPass offerings.
(F) Product sales within Consumer Media includes sales of RealPlayer Plus software to consumers.
(G) Advertising & other revenue within Consumer Media includes distribution of third-party software products and advertising on RealPlayer websites.
(H) Software license revenue within Mobile Services includes revenue from our integrated RealTimes platform.
(I) Subscription services revenue within Mobile Services includes revenue from ringback tones and our intercarrier messaging services, as well as from related professional services provided to mobile carriers.

(J) Subscription services revenue within Games includes revenue from online games subscriptions.
(K) Product sales revenue within Games includes revenue from retail and wholesale games-related revenue and sales of mobile games.
(L) Advertising & other revenue within Games includes advertising on games sites and social network sites.

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations and Reconciliation to non-GAAP Contribution Margin
(Unaudited)

	2018		2017	2018	2017
	Q3	Q2	Q3	YTD	YTD
	(in thousands)
Consumer Media

Net revenue	$4,733	$3,884	$4,197	$14,100	$16,817
Cost of revenue	955	1,028	981	2,976	3,545
Gross profit	3,778	2,856	3,216	11,124	13,272

Gross margin	80%	74%	77%	79%	79%

Operating expenses	3,448	3,439	3,217	10,805	10,957
Operating income (loss), a GAAP measure	$330	$(583)	$(1)	$319	$2,315
Depreciation and amortization	49	51	42	146	368

Contribution margin, a non-GAAP measure	$379	$(532)	$41	$465	$2,683

Mobile Services

Net revenue	$7,348	$6,719	$7,678	$22,771	$23,597
Cost of revenue	2,052	2,134	2,134	6,502	7,750
Gross profit	5,296	4,585	5,544	16,269	15,847

Gross margin	72%	68%	72%	71%	67%

Operating expenses	6,825	6,969	6,437	21,160	21,261
Operating income (loss), a GAAP measure	$(1,529)	$(2,384)	$(893)	$(4,891)	$(5,414)
Acquisitions related intangible asset amortization	70	91	88	253	485
Depreciation and amortization	165	155	180	500	558

Contribution margin, a non-GAAP measure	$(1,294)	$(2,138)	$(625)	$(4,138)	$(4,371)

Games

Net revenue	$5,498	$5,121	$6,682	$16,082	$19,439
Cost of revenue	1,228	1,456	2,226	4,501	6,842
Gross profit	4,270	3,665	4,456	11,581	12,597

Gross margin	78%	72%	67%	72%	65%

Operating expenses	5,447	5,095	5,071	15,459	15,108
Operating income (loss), a GAAP measure	$(1,177)	$(1,430)	$(615)	$(3,878)	$(2,511)
Acquisitions related intangible asset amortization	23	20	27	43	79
Depreciation and amortization	91	146	169	402	467

Contribution margin, a non-GAAP measure	$(1,063)	$(1,264)	$(419)	$(3,433)	$(1,965)

Corporate

Cost of revenue	$4	$7	$2	$21	$62
Gross profit	(4)	(7)	(2)	(21)	(62)

Gross margin	N/A	N/A	N/A	N/A	N/A

Operating expenses	2,548	2,429	2,948	8,244	10,202
Operating income (loss), a GAAP measure	$(2,552)	$(2,436)	$(2,950)	$(8,265)	$(10,264)
Other income (expense), net	(112)	(42)	(50)	(195)	(289)
Depreciation and amortization	109	148	139	394	445
Restructuring and other charges	632	187	557	1,320	2,271
Stock-based compensation	499	457	748	2,113	3,045
Lease exit and related benefit	—	(129)	—	(454)	—

Contribution margin, a non-GAAP measure	$(1,424)	$(1,815)	$(1,556)	$(5,087)	$(4,792)

RealNetworks, Inc. and Subsidiaries
Reconciliation of Net income (loss) from continuing operations to adjusted EBITDA, a non-GAAP measure
(Unaudited)

	2018		2017	2018	2017
	Q3	Q2	Q3	YTD	YTD
		(in thousands)

Reconciliation of GAAP Net income (loss) from continuing operations to adjusted EBITDA:

Net income (loss) from continuing operations	$(5,977)	$(6,930)	$(4,532)	$(18,085)	$(17,861)
Income tax expense (benefit)	272	166	139	708	954
Interest income, net	(72)	(111)	(116)	(270)	(353)
Equity in net loss of Napster	737	—	—	737	1,097
Acquisitions related intangible asset amortization	93	111	115	296	564
Depreciation and amortization	414	500	530	1,442	1,838
Restructuring and other charges	632	187	557	1,320	2,271
Stock-based compensation	499	457	748	2,113	3,045
Lease exit and related benefit	—	(129)	—	(454)	—
Adjusted EBITDA, a non-GAAP measure	$(3,402)	$(5,749)	$(2,559)	$(12,193)	$(8,445)